Description of Organization, Business Operations and Basis of Presentation and Summary of Significant Accounting Policies - Schedule of Change in Fair Value of the Derivative Warrant Liabilities (Details) - GOOD WORKS ACQUISITION CORP [Member]
6 Months Ended
Dec. 31, 2020 USD ($)
Warrant liabilities, Beginning balance
Issuance of private warrants	142,353
Change in fair value of warrant liabilities	(19,283)
Warrant liabilities, Ending balance	$ 123,070